UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
March 9, 2009

BIG CAT ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

NEVADA	000-49870
(State or other jurisdiction of incorporation)	(Commission File No.)

121 W. Merino Street
Upton, WY 82730
(Address of principal executive offices and Zip Code)

307-468-9369
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01-    REGULATION FD DISCLOSURE

Upton, Wyoming, March 9, 2009 - Big Cat Energy Corporation, (OTCBB: BCTE), has added three more Coal Bed Methane (CBM) operators, one of which is J.M. Huber, to its ever growing list of producers wanting to test the ARID technology. Each of the new companies has operations in Wyoming’s Powder River Basin.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits	Document Description

	99.1	Press release

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 9 day of March, 2009.

                        BIG CAT ENERGY CORPORATION

                        BY:   RICHARD G. STIFEL
                                 Richard G. Stifel,
                                 Principal Accounting
                                 Officer and Principal
                                 Financial Officer